UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

March 9, 2017

SUMMIT NETWORKS INC
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

333-199108	35-2511257
(Commission File Number)	(IRS Employer Identification No.)

Juanciema gatve 40, Ziemelu rajons, Riga LV-1023 Latvia
(Address of Principal Executive Offices) (Zip Code)

Phone: (775) 572-8824
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)	On March 9, 2017, the Board of Directors of the Registrant received the resignation of BF Borgers, CPA PC as the company’s independent auditor.

(b)	There were no disagreements with BF Borgers, CPA PC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BF Borgers, CPA PC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

(c)	The registrant requested that BF Borgers, CPA PC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter has been included as Exhibit 16 to this 8-K.

(d)	The Company’s Board of Directors has engaged Zia Masood Kiani and Co to serve as the Company's independent registered public accounting firm effective March 13, 2017.

(e)	During the Company's fiscal years ended July 31, 2016 and 2015, and the subsequent interim period from August 1, 2016 to the date of this report, the Company did not consult with Zia Masood Kiani and Co regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

Exhibit 16 –	Letter from BF Borgers, CPA PC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2017	By:	/s/ Andris Berzins
	Name:	Andris Berzins
	Title	President

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